UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021

STAGWELL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	86-1390679

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2021, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of Stagwell Inc. (the “Company”) approved grants of long-term stock incentive awards (“Stock Awards”) to key executives of the Company, including Mark Penn (Chief Executive Officer), Jay Leveton (President) and Frank Lanuto (Chief Financial Officer) (together, the “Officers”) pursuant to the Company’s 2016 Stock Incentive Plan (the “Plan”).

The purpose of the Plan and the Stock Awards is to provide key executives of the Company with an incentive to achieve and exceed the long term financial objectives established by the Company; facilitate the achievement of forward-looking long term performance goals by key executives; align the motivations and performance goals of the key executives with the Company’s commercial goals and the interests of the Company’s shareholders; and enable the Company to attract and retain executives who will pursue the long term financial goals established by the Company.

The Stock Awards provide for the grant of a target number of shares (the “Target Shares”) of restricted Class A common stock, par value $0.001 per share, of the Company (“Class A Common Stock”), which will vest based on the achievement of a cumulative organic EBITDA target of $1.1 billion (the “Performance Target”) for fiscal years 2021, 2022 and 2023 (the “Performance Period”) and the Officers’ continued employment, subject to limited exceptions, through March 31, 2024. The Target Shares will vest based on the Company’s achievement of the Performance Target as follows: (i) if the Company achieves less than 90% of the Performance Target, no Target Shares will vest; (ii) if the Company achieves 90% of the Performance Target, 75% of the Target Shares will vest; (iii) if the Company achieves greater than 90% and less than 100% of the Performance Target, a proportion between 75% and 100% of the Target Shares will vest, determined based on straight-line interpolation for achievement between 90% and 100% of the Performance Target; and (iv) if the Company achieves 100% or greater of the Performance Target, 100% of the Target Shares will vest.

The Target Shares for each of the Officers are set forth below:

•	Mr. Penn’s Stock Award is 412,000 Target Shares.

•	Mr. Leveton’s Stock Award is 86,000 Target Shares.

•	Mr. Lanuto’s Stock Award is 92,000 Target Shares.

The foregoing description of the Stock Awards is a summary and is necessarily incomplete.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2021

STAGWELL INC.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer